Exhibit 99.1

Developing Breakthrough Solutions for Endoscopy August 2018 NASDAQ: MOTS www.motusgi.com

Forward-Looking Statements This presentation contains certain forward-looking statements, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” including those relating to the Company’s product development, “potential,” “predict,” “project,” “should,” “would” and similar clinical studies, clinical and regulatory timelines, market expressions and the negatives of those terms. These statements opportunity, competitive position, possible or assumed future relate to future events or our financial performance and involve results of operations, business strategies, potential growth known and unknown risks, uncertainties, and other factors opportunities and other statements that are predictive in which may cause actual results, performance or achievements nature. The Company has made every reasonable effort to to be materially different from any future results, performance ensure the information and assumptions on which these or achievements expressed or implied by the forward-looking statements are based are current, reasonable and complete. statements. Such factors include those set forth in the However, a variety of factors, many of which are beyond the Company’s filings with the SEC. Prospective investors are Company’s control, affect the Company’s operations, cautioned not to place undue reliance on such forward-looking performance, business strategy and results and there can be no statements, which speak only as of the date of this assurances that the Company’s actual results will not differ presentation. The Company undertakes no obligation to publicly materially from those indicated herein. Additional written and update any forward-looking statement, whether as a result of oral forward-looking statements may be made by the Company new information, future events or otherwise. from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, 2

Developing Breakthrough Solutions for GI Endoscopy FDA Cleared Flagship Product, Pure Vu® System, Enables Rapid Bowel Cleansing During Colonoscopy Procedures Targeting multi billion dollar market opportunity Leveraging existing hospital reimbursement (DRG) Developing key clinical and health economic data to potentially create new standard of care 3

Targeting Multi-Billion Dollar Inpatient Market Opportunity

US Inpatient Market

~1.5M[1]
Colonoscopy procedures/year

Worldwide Inpatient Market

~3.8M[1]
Colonoscopy procedures/year

- Episode of care covered under DRG bundled payment
- Pure-Vu® may drive significant cost avoidance and ROI

Bowel Prep and Procedure Take Place in ER, ICU or Hospital Ward

Key indications: lower GI bleeds, severe anemia, unknown abdominal pain, spinal cord injury (VA)

1: HRA Healthcare Research & Analytics - Market Research, May 2015

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MOTUS GI®

PLAY VIDEO 5

Pure-Vu® Overview Disposable Workstation Sleeve on Scope Integrates easily with current scopes and physician workflow Highly effective pulsed vortex irrigation to break up colon content Efficient evacuation with anti clogging Auto Purge technology Standard Strong intellectual property colonoscope Irrigation ports Evacuation port 6 The Pure-Vu® system is indicated for use in “poorly prepped” colons

Clinical Results Indicate Outstanding Cleaning Performance Reduced Prep: ~18 Hour Full Liquid Diet and Dulcolax® % of Subjects Adequately Prepped Boston Bowel Preparation Scale (BBPS) According to BBPS Standard1 Score Pre and Post Pure-Vu® 100% 100.0% Pure-Vu® Study Pre PV Post PV 98.0% 90% Multicenter Study 1 (N=48) 5.0 + 1.52 8.8 + 1.14 80% 70% Multicenter Study 2 (N=46) 2.8 + 2.28 8.5 + 0.84 60% BBPS is a scale of 0 (dirty) to 9 (pristinely clean) 50% Colon Pre and Post Pure-Vu® 40% 30% 31.0% 20% 19.0% 10% 0% Pure-Vu® Pure-Vu® Multicenter Study 1 Multicenter Study 2 (N=48) (N=46) Pre PV Post PV 7 1: Per protocol analysis - data on file. - BBPS >= 2 in each segment

Inpatient Colonoscopy Procedures 3.8M Worldwide Patients Annually1 Lower Severe Unknown Spinal Cord GI Bleeds Anemia Abdominal Pain Injury (VA) ER, ICU and Bowel Prep and Procedure Successful Exam and Hospital Ward Take Place in Hospital Patient Discharged Fixed bundled payments cover entire episode of care based on DRG reimbursement 8 1: HRA Healthcare Research & Analytics - Market Research, May 2015

Bowel Prep Challenges Represent Significant Burden

Insufficient bowel prep leads to frequent delays, procedure failures and increased costs

Inpatient Colonoscopy → 24 Hour Bowel Prep → 55% Insufficiently Prepped[1] → Repeat Bowel Prep → Repeat Procedures

Occupied Bed Not Available for New Patients

~2 days longer length of stay[1]

~$8,000 increases in hospital cost[1]

1: Keswani R., Dig Dis Sci, 2015; 60:3482–3490

9 MOTUS GI

Potential to Reduce Direct Costs for Inpatient Colonoscopy Potential to become new standard of care Accelerated Bed Inpatient Turn-over for Colonoscopy New Patients Pure-Vu® has the potential to: Reduce time to successful bowel prep Eliminate repeat procedures Improve quality of exam and diagnosis Reduce the length of stay and direct costs 10

REDUCE Study Targeted Completion in Q4 2018 Currently Enrolling Patients 100 Patient, single-arm, multi-center, prospective study Enables First Time Procedure Success 55% Accelerated Bed Inpatient 24 Hour Repeat Repeat Insufficiently Turn-over for Colonoscopy Bowel Prep Bowel Prep Procedures Prepped1 New Patients Primary Endpoint: Key Health Economic Endpoint: BBPS index - improved Time to successful exam vs. bowel cleansing current standard 11 1: Keswani R., Dig Dis Sci, 2015; 60:3482 3490

EXPEDITE Study Expected to Initiate 2nd Half 2018 Feasibility study to accelerate time to procedure Shorten Time to Colonoscopy Procedure and Diagnosis Emergent 55% Accelerated Bed Lower GI Bleed 24 Hour Repeat Repeat Insufficiently Turn-over for Bowel Prep Bowel Prep Procedures Patient Prepped1 New Patients Key Study Objectives: BBPS index - improved bowel cleansing % of successful colonoscopy with minimal preparation Improve diagnostic yield 12 1: Keswani R., Dig Dis Sci, 2015; 60:3482 3490

Driving Cost Savings to Support Value Based Pricing

- **Potential direct hospital cost savings based on shortened length of stay***
  - **~$2,000** per patient in US[1]
  - **~$1,000** per patient in key OUS markets[2]
- **Prospective value based pricing**
  - Disposable ASP: $500-$1,000
  - Workstation ASP: $40K-$80K

~$3 Billion[1]
Potential Direct Hospital Cost Savings in US

~$5.3 Billion[1,2]
Potential Direct Hospital Cost Savings in Key OUS Markets

* Doesn't include benefits of accelerated bed turnover, improved diagnostic yields or eliminated repeat prep and procedures
* Potential one day reduction in hospital stay per patient

1: KFF, Hospital Adjusted Expenses per Inpatient Day, 2015; incorporates company's current estimate
2: Department of Health and Children, Value for Money and Policy Review of the Economic Cost and Charges associated with Private and Semi-Private Treatment Services in Public Hospitals; incorporates company's current estimate

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MOTUS GI

Commercialization Strategy: Launch Q2 2019 Prelaunch Clinical Trials and Evaluations Establish physician champions within Hospitals can use REDUCE study Value Assessment institutions their Pure-Vu® Committee Approval Pilot evaluations Optimizing training experience to and Purchase and in-service support VAC process EXPEDITE study programs Inpatient registry 14

Inpatient Expansion Opportunity Market Opportunity Inpatient: Upper GI Bleed Endoscopy Value: 1M1 Remove clots and debris to provide clear field of view Worldwide Leverage existing hospital call points, doctors and sales force Procedures Annually Potential Product Launch in 20202 15 1: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company’s current estimate 2: New upper GI disposable product launch

Outpatient Expansion Opportunity

Outpatient: High Medical Need/Difficult to Prep Colonoscopy

Value:

- ~23% of patients present with an inadequately prepped colon[1]
- Eliminate repeat procedures, improves diagnosis
- Leverage existing product and hospital call points

Market Opportunity

5.7M[2]

Worldwide Procedures Annually

Potential to expand into this population in 2021

Cost Minimization Analysis of High-Risk CRC Patients Found that Pure-Vu® System has the Potential to:[3]

- Reduce CRC incidence by an estimated 36% by improving the quality of the exam
- Minimize overall per-patient costs by up to $3,400 for private payer patients and up to $1,600 for Medicare patients
- Reduce direct costs of repeated procedures due to inadequate prep by approximately 77-82%

1: HRA Healthcare Research & Analytics - Market Research, May 2015
2: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506
3: Gralnek, I., *The Pure-Vu Colon Cleansing System Reduces Lifetime Costs and incidence of Colorectal Cancer (CRC) – A Cost Minimization Analysis*; DDW Week® 2018

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MOTUS GI®

Opportunity to Become Standard of Care in Key Endoscopy Segments


5.7M[1]
Worldwide HMN / Inadequate Prep Colonoscopy Procedures Annually
1M[2]
Worldwide Upper GI Bleed Endoscopy Procedures Annually
3.8M[3]
Worldwide Inpatient Colonoscopy Procedures Annually

2018	2019	2020 - 2021	Beyond
Market Development	**Commercial Introduction**	**Commercial Growth**	**Commercial Expansion**
• Driving clinical / health economic data • Developing practice management model • Building KOL champions	• Inpatient - full market launch • Scale manufacturing and logistics	• Global expansion • Expand into upper GI inpatient and HMN outpatients markets	• Become standard of care for inpatient market • Global operations at full commercial scale

1: HRA Healthcare Research & Analytics - Market Research, May 2015
2: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company's current estimate
3: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506

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MOTUS GI

Robust Intellectual Property Covers Innovative Portfolio of Technologies Rooted in Systems and Methods for Cleaning Body Cavities With or Without the Use of Endoscope 8 10 17 Issued patents in Pending patents Pending United States, in United States patents outside Europe and Asia United States 18

Market Cap: ~$98M1 Common Shares Outstanding: ~15.6M Financial Profile: NASDAQ: MOTS Average Daily Volume: ~122K1 Cash Balance: ~$18.6M2 1: Based on August 6, 2018 closing price of $6.30 per share 19 2: As of March 31, 2018

Management Team Mark Pomeranz, Chief Executive Officer Andrew L. Taylor, MBA, Chief Financial Hagit Ephrath, VP, Clinical Regulatory Officer and Health Economics 30 years of experience in the medical device Over 20 years of experience serving as a Nearly 20 years of medical device experience industry with strong track record of success financial officer, operating executive and focused on managing statistics, regulatory in both start-ups and in large multinational business advisor across start-ups, emerging affairs, clinical and quality assurance organizations growth and Fortune 500 companies in both activities through all phases of development the U.S. and abroad CARMEL BIOSENSOR Jeff Hutchison, VP, US Sales and James Zardeskas, VP, Quality Assurance Gil Balog, General Manager, Israel Commercial Operations Over 25 years of sales, new market Over 30 years of cross functional medical Extensive knowledge in product development and executive sales leadership device experience at both startups and large management, project management, product experience in the medical device industry organizations with focus in manufacturing roadmap development, engineering, and process development engineering operations and production 20

Board of Directors David Hochman Gary Jacobs Shervin Korangy Samuel Nussbaum Chairman Chairman & CEO, Orchestra Managing Director, Jacobs CFO and Chief Strategy Officer of Former EVP, Clinical Health Policy BioMed; Director of Corbus and Investment Company Beaver-Visitec International & CMO of Anthem, Inc., one of Adgero the largest health benefits companies in U.S. JACOBS INVESTMENT COMPANY Mark Pomeranz Gary J. Pruden Darren R. Sherman Chief Executive Officer CEO, Motus GI Former Executive Vice President President, COO and Director, and Worldwide Chairman for the Orchestra BioMed Johnson & Johnson Medical Devices group 21

Physician Advisory Board

Gerald Bertiger, MD

Managing Partner and President of Hillmont, GI, P. C.; Section Chief of Gastroenterology and Director of the Endoscopy Unit at Chestnut Hill Hospital

Steven A. Edmundowicz, MD, FASGE

Medical Director, Digestive Health Center, University of Colorado Hospital; Visiting Professor of Medicine, University of Colorado School of Medicine, Aurora, CO

Prof. Ian Gralnek, MD, MSHS, FASGE

Chief, Ellen and Pinchas Mamber Institute of Gastroenterology; Ha'Emek Medical Center, Afula, Israel; Rappaport Faculty of Medicine Technion-Israel Institute of Technology

Seth A. Gross, MD, FACG, FASGE, AGAF

Associate Professor of Medicine, NYU Langone Health

Brian Jacobson, MD, MPH, AGAG, FASGE

Medical Director, Boston Accountable Care Organization Section of Gastroenterology Oncology, Boston Medical Center. Associate Professor, Boston University School of Medicine, Boston, MA

David Lieberman, MD, FACG

Professor of Medicine, Chief, Division of Gastroenterology and Hepatology, Oregon Health and Science University, Portland, OR

Ori Segol, MD

Director of Gastroenterology, Carmel Medical Center, Haifa, Israel

Prof. Peter D. Siersema, MD, Phd, FASGE

Professor of Endoscopic Gastroenterology Oncology, Dept. of Gastroenterology and Hepatology, Radboud University Medical Center, Nijmegen, Netherlands

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Near Term Value Catalysts

Seed the Market (Q3 2018)

- ✓ Issuance of Japan patent
- ✓ Hire VP, US Sales and Commercial Operations
- Launch slim-scope compatible system

Complete REDUCE Study (Q4 2018)

- Complete enrollment in REDUCE inpatient study
- Present data from prep reduction study
- Initiate EXPEDITE inpatient study
- Finalize GEN 2 product design

Prime the Pipeline (Q1 2019)

- Results from REDUCE inpatient
- Submit 510(k) to the FDA for Pure-Vu® GEN 2
- Expand commercial organization in preparation for full commercial launch

Full Commercial Launch (Q2 2019)

- Receive FDA clearance for the Pure-Vu GEN 2 system
- Pure-Vu® full commercial launch
- Launch large inpatient clinical registry

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MOTUS GI®

Revolutionizing the large and growing GI endoscopy market Inpatient market represents multi-billion dollar opportunity Investment Building a strong foundation of clinical and health economic data Highlights Opportunity to become standard of care in key endoscopy segments Highly-experienced management team with proven track record 24

Thank you info@motusgi.com NASDAQ: MOTS www.motusgi.com